Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, William D. Green, Co-Chief Executive Officer of GTY Technology Holdings Inc (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1)	the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 12, 2016

/s/ William D. Green
Name:	William D. Green
Title:	Co-Chief Executive Officer
(Principal Executive Officer)